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                                                   Exhibit 21.1

                                        URS CORPORATION AND SUBSIDIARY COMPANIES

                  The Company and its subsidiaries, excluding spun-off companies are as follows:


                                                                       State of                  Percent of Stock
Parent and Subsidiaries                                                Incorporation             Owned by URS
URS Corporation (Parent)                                               Delaware                  ---
URS Greiner Woodward-Clyde Consultants, Inc.                           Delaware                  100
URS Greiner Woodward-Clyde Operating Services, Inc.                    Delaware                  100
URS Greiner Woodward-Clyde Engineering, Inc.                           Nevada                    100
URS Consultants, Inc. - Florida                                        Florida                   100(2)(10)
URS Greiner Woodward-Clyde, Inc. - California                          California                100(1)
URS Greiner Woodward-Clyde Group Consultants, Inc.                     New York                  100(1)
URS Greiner Woodward-Clyde, Inc. - Washington                          Washington                100(1)
URS Greiner Woodward-Clyde Consultants, Inc. - Colorado                Colorado                  100(1)
URS Greiner Woodward-Clyde, Inc. - Ohio                                Ohio                      100(1)
Coverdale & Colpitts, Inc.                                             New York                  100(2)(10)
URS Consultants, Inc. - Ingenieria                                     Delaware                  100(10)
E.C. Driver & Associates, Inc.                                         Florida                   100(3)
GEL, Inc.                                                              Nevada                    100(4)
GIC Services, Inc.                                                     Nevada                    100(4)
GIE, Inc.                                                              Nevada                    100(4)
GM Services LLC                                                        Nevada                    100(5)
GPL, Inc.                                                              Nevada                    100(5)
URS Greiner Woodward-Clyde, Inc.                                       Delaware                  100(4)
Greiner Limited                                                        Hong Kong                 100(6)
Greiner Engineering Limited                                            Hong Kong                 100(6)
Greiner FSC, Inc.                                                      Barbados                  100(4)
URS Greiner Woodward-Clyde Licensing Corp.                             Delaware                  100(4)
Greiner (Malaysia) Sdn Bhd                                             Malaysia                  100(8)
URS Greiner Woodward-Clyde, Inc.                                       Colorado                  100(4)
URS Greiner Woodward-Clyde, Inc.                                       Connecticut               100(4)
URS Greiner Woodward-Clyde, Inc.                                       Maryland                  100(4)
URS Greiner Woodward-Clyde, Inc.                                       New York                  100(8)
URS Greiner Woodward-Clyde, Inc. Great Lakes                           Michigan                  100(4)
URS Greiner Woodward-Clyde, Inc. Pacific                               Nevada                    100(4)
URS Greiner Woodward-Clyde, Inc. Puerto Rico                           Puerto Rico               100(9)
URS Greiner Woodward-Clyde, Inc. Southern                              California                100(4)
URS Greiner Woodward-Clyde, Inc. Southwest                             Arizona                   100(4)
URS Greiner Woodward-Clyde, Inc. West Coast                            California                100(4)
WVP Corporation                                                        Missouri                  100(1)
URS Greiner Woodward-Clyde Group, Inc.                                 Delaware                  100%
URS Greiner Woodward-Clyde Federal Services, Inc.                      Delaware                  100%(11)
Partnership for Response and Recovery                                  Virginia                  50%(12)
EWI Engineering & Associates Inc.                                      Delaware                  100%(11)
Clay Street Properties                                                 California                100%(11)
Woodward Investments, Inc.                                             Delaware                  100%(11)
GCH Acquisition Corp.                                                  Pennsylvania              100%(11)


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Geo-Systems, Inc.                                                      Georgia                   100%(13)
Geo-Con, Inc.                                                          Pennsylvania              100%(13)
Environmental Landfill Mgmt., Inc.                                     Delaware                  100%(13)
URS Greiner Woodward-Clyde/Tatman & Lee, Inc.                          Delaware                  100%(11)
Woodward-Clyde International, Inc.                                     Delaware                  100%(11)
Woodward-Clyde International-Americas, Inc.                            Nevada                    100%(14)
Geotesting Services, Inc.                                              California                100%(15)
URS Greiner Woodward-Clyde Consultants of Michigan, Inc.               Michigan                  100%(15)
URS Greiner Woodward-Clyde Consultants, Inc.                           New York                  100%(15)
Woodward-Clyde Consultants of Canada, Ltd.                             Canada                    100%(15)
Cole, Sherman & Associates Ltd.                                        Canada                    100%(16)
Cole, Sherman, Transmark                                               Canada                    100%(17)
Cole, Sherman Industrial Consultants Inc.                              Canada                    100%(17)
Transport Technologies International, Inc.                             Canada                    100%(17)
Cole, Sherman Inc.                                                     Delaware                  100%(17)
Roscandor Consultants Ltd.                                             Turks & Caicos            100%(17)
Envirorail Partnership                                                 California                75%(15)
Woodward-Clyde Consultants Ohio General Partnership                    Ohio                      100%(15)
URS Greiner Woodward-Clyde International Holdings Inc.                 Delaware                  100%(14)
AGC Woodward-Clyde Pty. Ltd.                                           Australia                 100%(18)
Woodward-Clyde (NZ) Limited                                            New Zealand               100%(18)
Murray North Consultants Ltd.                                          New Zealand               100%(19)
Murray North International Ltd.                                        New Zealand               100%(19)
Murray North Solomon Islands Ltd.                                      Solomon Islands           100%(20)
Woodward Clyde International, Ltd.                                     Hong Kong                 100%(18)
PT Geobis Woodward-Clyde Indonesia                                     Indonesia                 60%(18)
Woodward-Clyde Malaysia SDNBHD                                         Malaysia                  100%(18)
Woodward-Clyde Geoservices SDNBHD                                      Malaysia                  50%(21)
Woodward-Clyde Philippines, Inc.                                       Philippines               100%(18)
Woodward-Clyde Japan, K.K.                                             Japan                     100%(18)
WCI Umwelttechnik, GmbH                                                Germany                   100%(18)
Woodward-Clyde International GmbH                                      Germany                   100%(22)
Limnos, SA                                                             Spain                     100%(18)
Sert Ingenicurs-Conscils, SA                                           Switzerland               94%(18)
WCI Ecoconcept, S.A.                                                   France                    100%(18)
Woodward-Clyde Ltd.                                                    United Kingdom            100%(18)
Woodward-Clyde de Mexico, S.A. de C.V.                                 Mexico                    100%(18)
Venezuelan Joint Venture                                               Venezuela                 50%(18)
Montgomery Group, Ltd.                                                 Bermuda                   100%(11)

(1)          Owned by URS Greiner Woodward-Clyde Consultants, Inc. (Delaware)
(2)          Owned by URS Greiner Woodward-Clyde Group Consultants, Inc. (New York)
(3)          Owned by URS Consultants, Inc. - Florida
(4)          Owned by URS Greiner Woodward-Clyde Engineering, Inc.
(5)          Owned equally by GIC Services, Inc. and Greiner (Malaysia) Sdn Bhd
(6)          Owned equally by URS Greiner Woodward-Clyde Engineering, Inc. and Greiner International Limited
(7)          Owned by GIE, Inc.
(8)          Owned by URS Greiner Woodward-Clyde, Inc. (Connecticut)

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(9)          Owned by URS Greiner Woodward-Clyde, Inc. (Delaware)
(10)         Inactive
(11)         Owned by URS Greiner Woodward-Clyde Group, Inc.
(12)         Owned by URS Greiner Woodward-Clyde Federal Services, Inc.
(13)         Owned by GCH Acquisition Corp.
(14)         Owned by URS Greiner Woodward-Clyde International, Inc.
(15)         Owned by URS Greiner Woodward-Clyde International-Americas, Inc.
(16)         Owned by Woodward-Clyde Consultants of Canada, Ltd.
(17)         Owned by Cole, Sherman & Associates Ltd.
(18)         Owned by URS Greiner Woodward-Clyde International Holdings Inc.
(19)         Owned by Woodward-Clyde (NZ) Limited
(20)         Owned by Murray North International Ltd.
(21)         Owned by Woodward-Clyde Malaysia SDNBHD
(22)         Owned by WCI Umwelttechnik, GmbH

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